                                                                    Exhibit 10.2

                                 AMENDMENT NO. 4
                                       to

                       364-DAY REVOLVING CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO THE 364-DAY REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of March 17, 2004 by and among THE TJX COMPANIES, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders"), THE BANK OF NEW YORK, as successor administrative agent for the Lenders (the "Administrative Agent") and as a resigning syndication agent, BANK ONE, NA, as resigning administrative agent, FLEET NATIONAL BANK, as a resigning syndication agent, JPMORGAN CHASE BANK and BANK OF AMERICA, N.A., as successor syndication agents (collectively, the "Syndication Agents") and as resigning documentation agents and KEY BANK and UNION BANK OF CALIFORNIA, as successor documentation agents (collectively, the "Documentation Agents").

                                   WITNESSETH

         WHEREAS, the Borrower, the Lenders, Bank One, NA, as Administrative Agent, Fleet National Bank and The Bank of New York, as Syndication Agents and Bank of America, N.A. and JPMorgan Chase Bank, as Documentation Agents entered into that certain 364-Day Revolving Credit Agreement, dated as of March 26, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Credit Agreement);

         WHEREAS, the Borrower has requested that the Lenders agree to renew the Commitments and the Credit Agreement for an additional 364 days from the Effective Date (as hereinafter defined) of this Amendment;

         WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders are willing to agree to such amendments upon the terms and conditions contained in this Amendment;

         WHEREAS, Bank One, NA is resigning as Administrative Agent and the Borrower has requested that The Bank of New York be appointed as successor Administrative Agent and that the Required Lenders consent to the appointment of The Bank of New York as successor Administrative Agent;

         WHEREAS, Fleet National Bank and The Bank of New York are resigning as Syndication Agents and the Borrower is designating JPMorgan Chase Bank and Bank of America, N.A. as successor Syndication Agents;

         WHEREAS, Bank of America, N.A. and JPMorgan Chase Bank are resigning as Documentation Agents and the Borrower is designating Key Bank and Union Bank of California as successor Documentation Agents;

         WHEREAS, the Borrower is also designating JPMorgan Securities, Inc. and Banc of America Securities, LLC (together with the current Co-Lead Arranger, BNY Capital Markets, Inc.) as Co-Arrangers and BNY Capital Markets, Inc. as Sole Book Runner; and

         WHEREAS, the parties have agreed to renew and amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following amendments to the Credit Agreement:

                  1. Amendments to the Credit Agreement. Effective as of March 19, 2004 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 4 below on or before March 17, 2004, the Credit Agreement is hereby amended as follows:

                  1.1 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Administrative Agent" in its entirety and replacing it with the following:

                           "Administrative Agent" means BNY in its capacity as
                  contractual representative for the Lenders pursuant to Article X, and not in its capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X.

                  1.2 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Arrangers" in its entirety and replacing it with the following:

                           "Arrangers" means JPMorgan Securities, Inc. and Banc
                  of America Securities, LLC, in their capacities as co-lead arrangers and BNY Capital Markets, Inc. in its capacity as a co-lead arranger and sole book runner.

                  1.3 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

                            "B of A" means Bank of America, N.A.

                  1.4 Section 1.1 is hereby amended by adding the following definition of "Documentation Agents" in the appropriate alphabetical order:

                            "Documentation Agents" means, collectively, Key Bank
                   and UBOC and their respective successors and assigns.

                  1.5 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

                            "Key Bank" means Key Bank, National Association.

                  1.6 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

                           "JPMorgan" means JPMorgan Chase Bank.

                  1.7 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Payment Office" in its entirety and replacing it with the following:

                           "Payment Office" means the principal office of the
                  Administrative Agent in New York, New York, located on the date hereof at One Wall Street, New York, New York 10286 or such other office of the Administrative Agent as the Administrative Agent may from time to time designate by written notice to the Borrower and the Lenders.

                  1.8 Section 1.1 of the Credit Agreement is hereby amended by deleting the date "March 19, 2004" now appearing in the definition of "Revolving Loan Termination Date" and replacing it with the date "March 17, 2005. "

                  1.9 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Specified Remittance Time" in its entirety and replacing it with the following:

                           "Specified Remittance Time" means (a) if the relevant
                  Payment Office is located in New York, New York, 2:00 p.m. (New York time) and (b) if the relevant Payment Office is located elsewhere, such time as the Administrative Agent shall specify after consultation with the Lenders and the consent of the Borrower, which consent shall not be reasonably withheld.

                  1.10 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Syndication Agents" in its entirety and replacing it with the following:

                           "Syndication Agents" means, collectively, JPMorgan
                  and B of A and their respective successors and assigns.

                  1.11 Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

                           "UBOC" means Union Bank of California.

                  1.12 Section 2.10(b)(ii) of the Credit Agreement is hereby amended by deleting "9:45 a.m. (Chicago time)" where it appears and replacing it with "10:45 a.m. (New York time)."

                  1.13 Sections 5.4 and 5.5 of the Credit Agreement are hereby amended by deleting the date "January 26, 2002" and replacing it with the date "January 25, 2003."

                  1.14 The Credit Agreement is hereby amended by deleting "Bank One" in each place where it appears as a reference to the Administrative Agent and replacing it with "BNY."

                  1.15 The Credit Agreement is hereby amended by deleting "11:00 a.m. (Chicago time)" in each place in which it appears and replacing it with "12:00 p.m. (New York time)," by deleting "10:00 a.m. (Chicago time)" in each place in which it appears and replacing it with "11:00 a.m. (New York time)" and by deleting "1:00 p.m. (Chicago time)" in each place in which it appears and replacing it with "2:00 p.m. (New York time)."

                  1.16 The Credit Agreement is hereby amended by deleting
Schedule 1 in its entirety and replacing it with the attached Schedule 1.

                  2. Resignation and Appointment of Administrative Agent.

                  2.1 Resignation of Bank One, NA. Pursuant to Section 10.11 of the Credit Agreement, Bank One, NA hereby resigns as Administrative Agent effective as of the Effective Date.

                  2.2 Appointment of Successor Administrative Agent. The Borrower and the Lenders (a) hereby waive compliance with the procedures set forth in Section 10.11 of the Credit Agreement relating to the resignation of Bank One, NA, as Administrative Agent and the appointment and approval of BNY, as successor Administrative Agent, (b) accept the resignation of Bank One, NA, as Administrative Agent and hereby appoint and approve The Bank of New York as successor Administrative Agent, effective as of the Effective Date and (c) agree that from and after the Effective Date, all references in the Credit Agreement or any other Loan Document to the Administrative Agent shall be deemed to refer to The Bank of New York as Administrative Agent.

                  2.3 Acceptance of Appointment. The Bank of New York hereby accepts its appointment as Administrative Agent.

                  3. Resignation and Designation of Syndication Agents, Documentation Agents, and Co-Arrangers and Sole Book Runner.

                  3.1 Syndication Agents. Fleet and BNY hereby resign as Syndication Agents and JPMorgan and B of A are hereby designated as Syndication Agents.

                  3.2 Documentation Agents. B of A and JPMorgan hereby resign as Documentation Agents and Key Bank and UBOC are hereby designated as Documentation Agents.

                  3.3 Co-Arrangers and Book Runners. JPMorgan Securities, Inc., Bank of America Securities, LLC and BNY Capital Markets, Inc. are hereby designated as Co-Arrangers in the place of Fleet Securities, Inc. and BNY Capital Markets, Inc. In addition, BNY Capital Markets, Inc. is hereby designated as Sole Book Runner in place of Fleet Securities, Inc. and BNY Capital Markets, Inc., as Joint Book Runners.

                  4. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following on or before March 17, 2004:

                  (a) duly executed copies of this Amendment from each of the Borrower, the successor and resigning Administrative Agent, the successor and resigning Syndication Agents, the successor and resigning Documentation Agents and the Lenders;

                  (b) duly executed copies of a Reaffirmation in the form of Attachment A attached hereto from each of the Subsidiaries identified thereon (the "Reaffirmation");

                  (c) the Upfront Fee (as defined below);

                  (d) any other fee payable to the Agents in connection with this Amendment, which fees may be paid directly to the Agents;

                  (e) a Certificate of the Secretary of the Borrower and each party executing the Reaffirmation (collectively, the "Credit Parties") (i) certifying that there have been no changes in its respective certificate of incorporation and by-laws (or equivalent governing documents) since March 24, 2003, (ii) certifying as to the resolutions of the board of directors (or similar governing body) of each such Credit Party approving and authorizing the execution, delivery and performance of the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party, and (iii) certifying as to the incumbency and the signatures of the officers, identified by name and title, of each such Credit Party authorized to execute this Amendment and the other Loan Documents; and

                  (f) a copy of the certificate of good standing, existence or its equivalent certified as of a recent date by the appropriate government authority of the state of incorporation of the Borrower.

                  5. Upfront Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender an upfront fee (the "Upfront Fee") in an amount equal to 0.03% (3 basis points) multiplied by such Lender's Commitment (after giving effect to this Amendment).

                  6. Representations and Warranties of the Borrower.

                  6.1 The Borrower hereby represents and warrants that this Amendment, the Reaffirmation and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and the Subsidiaries parties thereto and are enforceable against the Borrower and the Subsidiaries parties thereto in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally).

                  6.2 Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and agrees that all such representations and warranties are true and correct in all material respects, as though made on and as of the Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date and (ii) certifies to the Agents and the Lenders that no Default or Unmatured Default has occurred and is continuing.

                  7. Reference to the Effect on the Credit Agreement.

                  7.1 Upon the effectiveness of Section 1, hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

                  7.2 Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  7.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL

LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                                THE TJX COMPANIES, INC., as the
                                                Borrower


                                                By: /s/ Mary B. Reynolds
                                                    ----------------------------
                                                    Name:  Mary B. Reynolds
                                                           ---------------------
                                                    Title: Vice President -
                                                           Finance, Treasurer
                                                           ---------------------

                                                     THE BANK OF NEW YORK, as
                                                     successor Administrative
                                                     Agent, as a resigning
                                                     Syndication Agent and as a
                                                     Lender


                                                     By:  /s/ Johna M. Fidanza
                                                         -----------------------
                                                         Name:  Johna M. Fidanza
                                                                ----------------
                                                         Title: Vice President
                                                                ----------------

     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                            BANK ONE, NA (Main Office Chicago),
                                            as resigning Administrative Agent
                                            and as a Lender


                                            By: /s/ Marion Church
                                                --------------------------------
                                                Name:  Marion Church
                                                       -------------------------
                                                Title: Associate
                                                       -------------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               FLEET NATIONAL BANK, as a
                                               resigning Syndication Agent and
                                               as a Lender


                                               By:   /s/ Linda Alto
                                                     ---------------------------
                                                     Name:   Linda Alto
                                                             -------------------
                                                     Title:  Director
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                              BANK OF AMERICA, N.A., as a
                                              successor Syndication Agent, as a
                                              resigning Documentation Agent and
                                              as a Lender

                                              By:   /s/ Amy Honey
                                                    ----------------------------
                                                    Name:   Amy Honey
                                                            --------------------
                                                    Title:  Vice President
                                                            --------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                   JPMORGAN CHASE BANK, as a
                                                   successor Syndication Agent,
                                                   as a resigning Documentation
                                                   Agent and as a Lender


                                                   By:   /s/ John A. Francis
                                                         -----------------------
                                                         Name:   John A. Francis
                                                                 ---------------
                                                         Title:  Vice President
                                                                 ---------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               FIFTH THIRD BANK, as a Lender


                                               By:  /s/ Brooke Balcom
                                                    ----------------------------
                                                    Name:   Brooke Balcom
                                                            --------------------
                                                    Title:  Relationship Manager
                                                            --------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               UNION BANK OF CALIFORNIA, N.A.,
                                               as a successor Documentation
                                               Agent and as a Lender


                                               By:   /s/ Theresa L. Rocha
                                                     ---------------------------
                                                     Name:   Theresa Rocha
                                                             -------------------
                                                     Title:  Vice President
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               KEY BANK NATIONAL ASSOCIATION, as
                                               a successor Documentation Agent
                                               and as a Lender


                                               By:   /s/ David J. Wechter
                                                     ---------------------------
                                                     Name:   David J. Wechter
                                                             -------------------
                                                     Title:  Vice President
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               PNC BANK, NATIONAL ASSOCIATION,
                                               as a Lender


                                               By:   /s/ Donald V. Davis
                                                     ---------------------------
                                                     Name:   Donald V. Davis
                                                             -------------------
                                                     Title:  Managing Director
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                            MELLON BANK, N.A., as a Lender


                                            By: /s/ Thomas J. Tarasovich, Jr.
                                                --------------------------------
                                                Name:  Thomas J. Tarasovich, Jr.
                                                       -------------------------
                                                Title: Assistant Vice President
                                                       -------------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               ROYAL BANK OF SCOTLAND PLC, as a
                                               Lender




                                               By:   /s/ Brian McInnes
                                                     ---------------------------
                                                     Name:   Brian McInnes
                                                             -------------------
                                                     Title:  Corporate Director
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               U.S. BANK NATIONAL ASSOCIATION,
                                               as a Lender


                                               By:   /s/ Thomas L. Bayer
                                                     ---------------------------
                                                     Name:   Thomas L. Bayer
                                                             -------------------
                                                     Title:  Vice President
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               THE BANK OF NOVA SCOTIA, as a
                                               Lender


                                               By:   /s/ Todd S. Meller
                                                     ---------------------------
                                                     Name:   Todd S. Meller
                                                             -------------------
                                                     Title:  Managing Director
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                           SUNTRUST BANK, N.A., as a Lender


                                           By:   /s/ Todd Schects
                                                 -------------------------------
                                                 Name:  Todd Schects
                                                        ------------------------
                                                 Title: Assistant Vice President
                                                        ------------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               CITIZENS BANK OF MASSACHUSETTS,
                                               as a Lender


                                               By:  /s/ Stephen F. Foley
                                                    ----------------------------
                                                    Name:  Stephen F. Foley
                                                           ---------------------
                                                    Title: Senior Vice President
                                                           ---------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               SOVEREIGN BANK, as a Lender


                                               By:   /s/ Jesse Wong
                                                     ---------------------------
                                                     Name:   Jesse Wong
                                                             -------------------
                                                     Title:  Vice President
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION, as a Lender


                                               By:   /s/ Caroline Gates
                                                     ---------------------------
                                                     Name:   Caroline Gates
                                                             -------------------
                                                     Title:  Vice President
                                                             -------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

                                                                    ATTACHMENT A


                                  REAFFIRMATION


                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the 364-Day Revolving Credit Agreement dated as of March 26, 2002 by and among The TJX Companies, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), THE BANK OF NEW YORK ("BNY"), in its individual capacity and as successor administration agent ("Administrative Agent"), BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, as successor syndication agents (the "Syndication Agents") and KEY BANK and UNION BANK OF CALIFORNIA, as successor documentation agents (the "Documentation Agents") (as amended by an Amendment No. 1 dated as of May 3, 2002, an Amendment No. 2 dated as of July 19, 2002 and an Amendment No. 3 dated as of March 24, 2003, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), which Amendment No. 4 is dated as of March 17, 2004 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Syndication Agents, the Documentation Agents or any Lender, each of the undersigned reaffirms the terms and conditions of the Facility Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: March 17, 2004

T.J. MAXX OF CA, LLC
T.J. MAXX OF IL, LLC
MARMAXX OPERATING CORP.
MARSHALLS OF MA, INC.
NBC OPERATING, LLC
MARSHALLS OF RICHFIELD, MN, INC.
NEWTON BUYING COMPANY OF CA, INC.
HOMEGOODS, INC.

By: /s/ Mary B. Reynolds
    -------------------------------------------
     Name: Mary B. Reynolds
           ------------------------------------
     Title: Vice President - Finance, Treasurer
            -----------------------------------



     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT

MARSHALLS OF CA, LLC
MARSHALLS OF IL, LLC
NBC TRUST


By: /s/ Mary B. Reynolds
    ---------------------------
     Name: Mary B. Reynolds
           --------------------
     Title: Treasurer
           --------------------



NBC, FOURTH REALTY CORP.
MARSHALL'S OF NEVADA, INC.


By: /s/ Mary B. Reynolds
    ----------------------------------
     Name: Mary B. Reynolds
           ---------------------------
     Title: Vice President - Treasurer
            --------------------------



CONCORD BUYING GROUP, INC.



By: /s/ Mary B. Reynolds
    ----------------------------------
     Name: Mary B. Reynolds
           ---------------------------
     Title: Vice President - Treasurer
            --------------------------


     SIGNATURE PAGE TO AMENDMENT NO. 4 TO 364-DAY REVOLVING CREDIT AGREEMENT